EXHIBIT 10.30

                                     FORM OF
                                 PROMISSORY NOTE

BORROWER: COLORADO TECHNICAL UNIVERSITY, INC. LENDER:BANK ONE, COLORADO, N.A.
          A COLORADO CORPORATION              COLORADO SPRINGS BUSINESS BANKING
          4435 N. CHESNUT ST.                 30 EAST PIKES PEAK AVENUE
          COLORADO SPRINGS, CO 80907          COLORADO SPRINGS, CO 80903

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Principal Amount:$--------   Initial Rate:-----%   Date of Note: -------, 199--

PROMISE TO PAY. COLORADO TECHNICAL UNIVERSITY, INC., A COLORADO CORPORATION ("Borrower") promises to pay to BANK ONE, COLORADO, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of -------------------- ($-------------) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate will not increase above 11.000%.

PAYMENT.  Borrower will pay this loan in  --------------------------------------
Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the LENDER'S DAILY PRIME RATE (the "Index"). PRIME RATE IS THE LENDER'S BASE LENDING RATE AS ANNOUNCED BY THE LENDER FROM TIME TO TIME AT ITS SOLE DISCRETION. AT ANY GIVEN TIME, THE LENDER MAY MAKE LOANS, AT, ABOVE, OR BELOW ITS PRIME RATE. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, adjusted if necessary for the minimum and maximum rate limitations described below, resulting in an initial rate of 8.250% per annum. Notwithstanding any other provision of this Note, the variable interest rate or rates provided for in this Note will be subject to the following minimum and maximum rates. NOTICE: Under no circumstances will the interest rate on this Note be less than 6.000% per annum or more than (except for any higher default rate shown below) the lesser of 11.000% per annum or the maximum rate allowed by applicable law.

                            FORM OF PROMISSORY NOTE
                                   (Continued)

REPAYMENT. MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(9) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 25.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Colorado. It there is a lawsuit, Borrower agrees Upon Lender's request to submit to the jurisdiction of the courts of EL PASO County, the State of Colorado. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

                             FORM OF PROMISSORY NOTE
                                   (Continued)

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: DAVID D. O'DONNELL, CHAIRMAN OF THE BOARD &
PRESIDENT. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

EXHIBIT "A". An exhibit, titled "EXHIBIT "A" is attached to this Note and by this reference is made a part of this Note just a if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, wive presentment demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or releases any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender my modify this loan without the consent or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

                             FORM OF PROMISSORY NOTE
                                   (Continued)

BORROWER:

COLORADO TECHNICAL UNIVERSITY, INC., A COLORADO CORPORATION


By: /s/ DAVID D. O'DONNELL
===========================================================
DAVID D. O'DONNELL, PRESIDENT AND CHAIRMAN OF THE BOARD

                                   EXHIBIT "A"



BORROWER: COLORADO TECHNICAL UNIVERSITY, INC. LENDER: BANK ONE, COLORADO, N.A.
          A COLORADO CORPORATION              COLORADO SPRINGS BUSINESS BANKING
          4435 N. CHESNUT ST.                 30 EAST PIKES PEAK AVENUE
          COLORADO SPRINGS, CO 80907          COLORADO SPRINGS, CO 80903

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This  EXHIBIT  A is  attached  to and by this  reference  is made a part of each
Promissory Note or Credit Agreement, dated December 26,1996, and executed in connection with a loan or other financial accommodations between BANK ONE, COLORADO, N.A. and COLORADO TECHNICAL UNIVERSITY, INC., A COLORADO CORPORATION.

IF ANY DEFAULT, OTHER THAN A DEFAULT IN PAYMENT, IS CURABLE AND IF BORROWER HAS NOT BEEN GIVEN A NOTICE OF A BREACH OF THE SAME PROVISION OF THIS NOTE WITHIN THE PRECEDING TWELVE (12) MONTHS, IT MAY BE CURED (AND NO EVENT OF DEFAULT WILL HAVE OCCURRED) IF BORROWER, AFTER RECEIVING WRITTEN NOTICE FROM LENDER DEMANDING CURE OF SUCH DEFAULT: (A) CURES THE DEFAULT WITHIN FIFTEEN (15) DAYS; OR (B) IF THE CURE REQUIRES MORE THAN FIFTEEN (15) DAYS, IMMEDIATELY INITIATES STEPS WHICH LENDER DEEMS IN LENDERS SOLE DISCRETION TO BE SUFFICIENT TO CURE THE DEFAULT AND THEREAFTER CONTINUES AND COMPLETES ALL REASONABLE AND NECESSARY STEPS SUFFICIENT TO PRODUCE COMPLIANCE AS SOON AS REASONABLY PRACTICAL.

THIS EXHIBIT A IS EXECUTED ON DECEMBER 26,1996.

COLORADO TECHNICAL UNIVERSITY, INC., A COLORADO CORPORATION


By: /s/ DAVID D. O'DONNELL
=======================================================
DAVID D. O'DONNELL, PRESIDENT AND CHAIRMAN OF THE BOARD


LENDER:

BANK ONE, COLORADO, FLA.


By: /s/
======================================================
AUTHORIZED OFFICER